Exhibit 99.1

Vanda Pharmaceuticals Board of Directors Determines that Revised Unsolicited Takeover Proposal is Not in the Best Interests of the Company and its Shareholders

WASHINGTON, May 24, 2024 /PRNewswire/ -- Vanda Pharmaceuticals Inc. (Vanda) (Nasdaq: VNDA) today announced that the Company’s Board of Directors (the “Board”) carefully reviewed the revised unsolicited proposal from Future Pak, LLC (“FP”) to acquire the Company for $7.25 to $7.75 per share in cash plus certain Contingent Value Rights (“CVRs”) and, after having consulted with the Company’s independent financial and legal advisors, unanimously concluded that the proposal substantially undervalues the Company, creates significant risk and uncertainty and is not in the best interests of the Company and its shareholders. Accordingly, the Board has rejected the proposal.
In reaching its conclusion, the Board evaluated all aspects of Vanda’s business, including its clinical development pipeline, expanding commercial presence and significant cash balance, as well as the speculative nature of the CVRs given the uncertainty surrounding the achievement of the commercial milestones under FP’s management. The Board believes the revised unsolicited proposal is yet another opportunistic attempt to purchase the Company’s shares at a discount to Vanda’s intrinsic value.
The Board and management team remain confident that Vanda’s robust revenue, strong cash position and efficient operations position the Company well for significant long-term growth and value creation far in excess of the consideration offered by FP.
There is no action for shareholders to take at this time.
About Vanda Pharmaceuticals Inc.
Vanda is a leading global biopharmaceutical company focused on the development and commercialization of innovative therapies to address high unmet medical needs and improve the lives of patients. For more on Vanda Pharmaceuticals Inc., please visit www.vandapharma.com and follow us on X @vandapharma.
Cautionary Note Regarding Forward Looking Statements
Various statements in this press release, including, but not limited to, statements regarding the Board’s assessment of the FP proposal and the confidence that the Board and management team have in the Company’s long-term prospects for growth and value creation, are “forward-looking statements” under the securities laws. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. Forward-looking statements are based upon current expectations and assumptions that involve risks, changes in circumstances and uncertainties. Therefore, no assurance can be given that the results or developments anticipated by Vanda will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, Vanda. Forward-looking statements in this press release should be evaluated together with the various risks and uncertainties that affect Vanda’s business and market, particularly those identified in the “Cautionary Note Regarding Forward-Looking Statements”, “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Vanda’s most recent Annual Report on Form 10-K, as updated by Vanda’s subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the U.S. Securities and Exchange Commission, which are available at www.sec.gov.
All written and verbal forward-looking statements attributable to Vanda or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements contained or referred to herein. Vanda cautions investors not to rely too heavily on the forward-looking statements Vanda makes or that are made on its behalf. The information in this press release is provided only as of the date of this press release, and Vanda undertakes no obligation, and specifically declines any obligation, to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Corporate Contact:

Kevin Moran
Senior Vice President, Chief Financial Officer and Treasurer
Vanda Pharmaceuticals Inc.
202-734-3400
pr@vandapharma.com

Jim Golden / Jack Kelleher / Dan Moore
Collected Strategies
VANDA-CS@collectedstrategies.com
SOURCE Vanda Pharmaceuticals Inc.